YCG FUNDS

YCG Enhanced Fund (the “Fund”)

Supplement dated April 28, 2014 to:

Statement of Additional Information (“SAI”)
dated March 30, 2014

Effective immediately, the YCG Enhanced Fund has deleted the subsections entitled “Individual Retirement Accounts” (“IRA”), “Roth IRAs” and “How to Establish Retirements Accounts” within the “Special Shareholder Services” section beginning on page 21 of the SAI.  The deleted subsections are replaced with the following:

"RETIREMENT ACCOUNTS - The Fund offers Individual Retirement Accounts ("IRA") and Roth IRAs.  Please call the Trust to obtain information regarding the establishment of individual retirement plan accounts. The plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans."

Thank you for your investment. If you have any questions, please call the Fund toll-free at
855-444-YCGF (9243).

This supplement should be retained with your SAI for future reference.